                                  SCHEDULE 14A

                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Under Rule 14a-12

                                            DELTAGEN, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if Other Than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transactions
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount previously paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                [DELTAGEN LOGO]

                                 DELTAGEN, INC.
                              1003 HAMILTON AVENUE
                              MENLO PARK, CA 94025

                                                                  March 23, 2001

Dear Stockholder:

    You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Deltagen, Inc. to be held on Thursday, April 26, 2001 at 10:00 a.m. at the Menlo Room of the Stanford Park Hotel, located at 100 El Camino Real, Menlo Park, California.

    This will be the first annual meeting of stockholders since Deltagen, Inc. had its initial public offering, which occurred on August 2, 2000.

    The Secretary's formal notice of the meeting and the Proxy Statement appear on the following pages and describe the matters to be acted upon at the annual meeting. You also will have the opportunity to hear what has happened in our business in the past year.

    We hope that you can join us. However, whether or not you plan to be there, please sign and return your proxy in the enclosed envelope as soon as possible so that your vote will be counted.

                                          Sincerely,

                                          /s/ William Matthews

                                          William Matthews, Ph.D.
                                          President and Chief Executive Officer

                                 DELTAGEN, INC.
                              1003 HAMILTON AVENUE
                              MENLO PARK, CA 94025

                                                                  March 23, 2001

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

    Deltagen, Inc. will hold its Annual Meeting of Stockholders at the Menlo Room of the Stanford Park Hotel, located at 100 El Camino Real, Menlo Park, California, on Thursday, April 26, 2001 at 10:00 a.m.

    At this meeting we will ask you to:

    - elect two directors to serve until the 2004 Annual Meeting of Stockholders; and

    - transact any other business that properly comes before the meeting.

    Your Board of Directors has selected March 19, 2001 as the record date for determining stockholders entitled to vote at the meeting.

    This Proxy Statement, a proxy and the 2000 Annual Report to Stockholders are being distributed on or about March 23, 2001 to those entitled to vote.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Augustine G. Yee

                                          Augustine G. Yee
                                          SECRETARY

                               TABLE OF CONTENTS

                                                                PAGE
                                                              --------
GENERAL INFORMATION.........................................         1

  Nominees for Election for a Three-Year Term Ending with
    the 2004 Annual Meeting.................................         3

  Directors Continuing in Office Until the 2002 Annual
    Meeting.................................................         4

  Directors Continuing in Office Until the 2003 Annual
    Meeting.................................................         4

  Committees of the Board of Directors; Meetings............         5

STOCK OWNERSHIP.............................................         6

  Beneficial Ownership of Certain Stockholders, Directors
    and Executive Officers..................................         6

  Section 16(a) Beneficial Ownership Reporting Compliance...         9

COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE
OFFICERS....................................................         9

  Compensation of Directors.................................         9

  Compensation of the Named Executive Officers--Summary
  Compensation Table........................................        10

  Option/SAR Grants in Last Fiscal Year.....................        11

  Aggregated Corresponding Option Exercises in Last Fiscal
  Year and Option Values at December 31, 2000...............        12

  Employment Agreements.....................................        12

CERTAIN TRANSACTIONS........................................        13

  Compensation Committee Interlocks and Insider
    Participation...........................................        13

  Management Indebtedness...................................        13

  Indemnification Agreements................................        13

COMPENSATION COMMITTEE REPORT...............................        14

AUDIT COMMITTEE REPORT......................................        16

AUDITOR INDEPENDENCE........................................        16

PERFORMANCE MEASUREMENT COMPARISONS.........................        17

DEADLINE FOR RECIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL
  MEETING...................................................        18

ANNUAL REPORT...............................................        18

OTHER MATTERS...............................................        18

AUDIT COMMITTEE CHARTER.....................................       A-1

                              GENERAL INFORMATION

Q: WHO IS SOLICITING MY PROXY?

A: We--the Board of Directors of Deltagen--are sending you this Proxy Statement in connection with our solicitation of proxies for use at Deltagen's 2001 Annual Meeting of Stockholders. Certain directors, officers and other employees of Deltagen may also solicit proxies on our behalf by mail, telephone, fax, electronic mail or in person.

Q: WHO IS PAYING FOR THIS SOLICITATION?

A: Deltagen will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Deltagen may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to such beneficial owners. No additional compensation will be paid to directors, officers or other employees for proxy solicitation services.

Q: WHAT AM I VOTING ON?

A: The election of F. Noel Perry and Nicholas J. Simon III to the Board of
    Directors.

Q: WHO CAN VOTE?

A: Only those who owned Deltagen common stock at the close of business on March 19, 2001, the record date for the Annual Meeting, can vote. Each share of common stock outstanding on that date is entitled to one vote on all matters to come before the meeting, including the election of directors.

Q: HOW DO I VOTE?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person--by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary written notice of your revocation or by submitting a later-dated proxy. If you sign and return your proxy in time, the individuals named as proxyholders will vote your shares as you instruct. If you sign and return your proxy but do not mark your voting instructions, the individuals named as proxyholders will vote your shares FOR the election of the nominees for director.

Q: WHAT CONSTITUTES A QUORUM?

A: On the record date, Deltagen had 29,758,332 shares of common stock, $0.001 par value, outstanding. Voting can take place at the Annual Meeting only if stockholders owning a majority of the issued and outstanding stock entitled to vote at the meeting are present in person or represented by proxy. We include the shares of persons who abstain in determining those present and entitled to vote, but exclude shares held by brokers in "street" or "nominee" name when the broker indicates that you have not voted and it lacks discretionary authority to vote your shares (I.E., "broker non-votes").

Q: WHAT VOTE IS NEEDED TO APPROVE THE PROPOSALS?

A: The two nominees receiving the most votes are elected as directors. As a result if you withhold your authority to vote for any nominee, your vote will not count for or against the nominee, nor will a broker "non-vote" affect the outcome of the election.

Q: CAN I VOTE ON OTHER MATTERS?

A: Deltagen's by-laws limit the business conducted at any annual meeting to
    (1) business in the notice of the meeting, (2) business directed by the Board of Directors and (3) business brought by a stockholder of record entitled to vote at the meeting so long as the stockholder has notified our Secretary in writing (at our Menlo Park headquarters) by April 7, 2001. The notice must briefly describe the business to be brought and the reasons; give the name, address and number of shares owned by the stockholder of record and any beneficial holder for which the proposal is made; and identify any material interest the stockholder of record or any beneficial owner has in the business.

    We do not expect any matters not listed in the Proxy Statement to come before the meeting. If any other matter is presented, your signed proxy card gives the individuals named as proxyholders the authority to vote your shares to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "Exchange Act") (which would include matters that the proxyholders did not know were to be presented a reasonable time before the mailing of this Proxy Statement).

Q: WHEN ARE STOCKHOLDER PROPOSALS DUE FOR THE 2002 ANNUAL MEETING?

A: To be considered for presentation in the proxy statement for Deltagen's 2002
    Annual Meeting of Stockholders, a stockholder proposal must be received at Deltagen's offices no later than November 23, 2001.

Q: WILL THE AUDITORS BE AT THE MEETING?

A: PricewaterhouseCoopers LLP, our fiscal year 2000 auditors, also will be our auditors in fiscal year 2001. A PricewaterhouseCoopers LLP representative will attend the meeting, have the opportunity to make a statement if he or she desires, and will be available to answer appropriate questions.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

    Deltagen's Board of Directors is divided into three classes serving staggered three-year terms. At the Annual Meeting, you and the other stockholders will elect two individuals to serve as directors until the 2004 Annual Meeting. Each of the nominees is now a member of the Board of Directors.

    The individuals named as proxyholders will vote your proxy for the election of both nominees unless you direct them to withhold your votes. If any nominee becomes unable to serve as a director before the meeting (or decides not to serve), the individuals named as proxyholders may vote for a substitute or we may reduce the number of members of the Board. We recommend a vote FOR each nominee.

    Below are the names and ages of the directors, the years they became directors, their principal occupations or employment for at least the past five years and certain of their other directorships. Ages are as of March 19, 2001.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM ENDING WITH THE 2004 ANNUAL MEETING

-  F. Noel Perry                                 Age 48, a director since 1997. Mr. Perry is a
                                                 managing director of Baccharis Capital, Inc., a
                                                 venture capital firm founded in 1991. Mr. Perry is a
                                                 director of several private companies. Mr. Perry
                                                 received his B.A. from the University of Rhode Island
                                                 and holds an M.B.A. from George Washington
                                                 University. Mr. Perry is a Chartered Financial
                                                 Analyst.

-  Nicholas J. Simon III                         Age 46, a director since 1998. Mr. Simon has been
                                                 Chief Executive Officer and Founder of Collabra
                                                 Pharma., Inc. (formerly IO Pharmaceuticals, Inc.)
                                                 since April 2000. Mr. Simon also served as Vice
                                                 President of Business and Corporate Deelopment of
                                                 Genentech, Inc., from December 1995 to March 2000, in
                                                 which capacity he was responsible for product
                                                 acquisitions, strategic alliances, technology venture
                                                 activities and corporate strategic planning.
                                                 Mr. Simon joined Genentech in 1989 as Director of
                                                 Business Development and has over 20 years of
                                                 experience in the biotechnology and biomedical
                                                 industries. Mr. Simon is currently a director of
                                                 Intermune, Inc., Predict, Inc., Genitope, Inc.,
                                                 BioStreet and Collabra Pharmaceuticals, Inc.. He
                                                 received his B.S. in microbiology from the University
                                                 of Maryland and holds an M.B.A. from Loyola College.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2002 ANNUAL MEETING

-  Thomas A. Penn                                Age 55, a director since 2000. Since January 2001,
                                                 Mr. Penn has been a General Partner of Meridian
                                                 Venture Partners. From June 1998 until December 2000
                                                 Mr. Penn was with Boston Millennia Partners, a
                                                 Boston-based venture capital firm, where he was a
                                                 partner. From March 1994 until March 1998, Mr. Penn
                                                 served as President and CEO of Tektagen, Inc.
                                                 Mr. Penn is a director of various private companies.
                                                 Mr. Penn received B.S. degrees from the Massachusetts
                                                 Institute of Technology in metallurgy and materials
                                                 science and in industrial management, an M.B.A. from
                                                 Stanford University, and a J.D. from the University
                                                 of Pennsylvania School of Law.

-  Philippe O. Chambon, M.D., Ph.D               Age 42, a director since 1998. Since January 1997,
                                                 Dr. Chambon has been a General Partner of The Sprout
                                                 Group, the venture capital affiliate of Credit Suisse
                                                 First Boston Corporation. Dr. Chambon joined The
                                                 Sprout Group in May 1995. From May 1993 to
                                                 April 1995, Dr. Chambon served as Manager in the
                                                 Healthcare Practice of the Boston Consulting Group, a
                                                 management consulting firm. He was formerly an
                                                 executive with Sandoz Pharmaceuticals, a subsidiary
                                                 of Novartis. Dr. Chambon is currently a director of
                                                 Variagenics, Inc., PharSight Corporation,
                                                 Skila Inc., and Spotfire, Inc., as well as several
                                                 other private companies. Dr. Chambon received his
                                                 M.D. and Ph.D. degrees from the University of Paris
                                                 and his M.B.A. from Columbia University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2003 ANNUAL MEETING

-  Vincente Anido, Jr., Ph.D.                    Age 48, a director since 1998. Dr. Anido is general
                                                 partner with Windamere Venture Partners. He is the
                                                 founder, Chairman and CEO of Stealth Pharma. In
                                                 addition, he currently serves as the Chairman and CEO
                                                 of MDEdge, Inc. Dr. Anido was the former CEO and
                                                 President of CombiChem, Inc. a combinatorial company,
                                                 from March 1996 until its acquisition by E.I. du Pont
                                                 de Nemours and Company in November 1999. Prior to
                                                 joining CombiChem, Dr. Anido was the President of the
                                                 Americas region at Allergan, Inc., where he was
                                                 responsible for Allergan's commercial operations in
                                                 North and South America from June 1993 to
                                                 March 1996. Prior to Allergan, Dr. Anido spent
                                                 18 years at Marion Laboratories. Dr. Anido has also
                                                 held the position of President and General Manager of
                                                 Nordic Laboratories and Marion Merrell Dow.
                                                 Dr. Anido is currently a director of Galileo
                                                 Laboratories, Inc., FeRx, Inc., Adaptive
                                                 Information.com and MDEdge. Dr. Anido received his
                                                 B.S. in Pharmacy and his M.S. in Pharmacy
                                                 Administration from West Virginia University and his
                                                 Ph.D. in Pharmaceutical Sciences from the University
                                                 of Missouri.

-  William Matthews, Ph.D.                       Age 46, a director since 1997. A co-founder of the
                                                 Company, has served as the Company's President since
                                                 February 1997 and as the Company's Chief Executive
                                                 Officer since December 1998. Prior to founding the
                                                 Company, Dr. Matthews worked at Genentech, Inc., from
                                                 June 1992 to January 1997 where he established and
                                                 ran a program in stem cell biology. Dr. Matthews
                                                 received his Ph.D. in cell biology from Southwestern
                                                 Medical School in Dallas, followed by post-doctoral
                                                 fellowships at Harvard Medical School and Princeton
                                                 University.

-  William A. Scott, Ph.D.                       Age 60, a director since February 2001. Dr. Scott is
                                                 the former Chief Executive Officer of Physiome
                                                 Sciences where he served from March 1997 to
                                                 December 1999. Prior to joining Physiome Sciences,
                                                 Dr. Scott spent thirteen years with Bristol-Meyers
                                                 Squibb where he held a number of management posts
                                                 including Senior Vice President of Exploratory and
                                                 Drug Discover Research. Dr. Scott is a former board
                                                 member of Physiome Sciences and CombiChem, Inc.
                                                 Dr. Scott holds a B.S. in Chemistry from the
                                                 University of Illinois and received his Doctorate
                                                 degree in Biochemistry from the California Institute
                                                 of Technology.

COMMITTEES OF THE BOARD OF DIRECTORS; MEETINGS

    We have two standing committees:

AUDIT COMMITTEE

    - Reviews the scope of Deltagen's annual audit by its independent auditors.

    - Reviews Deltagen's annual financial statements and related audit report as prepared by the independent auditors.

    - Recommends to the Board selection of the independent auditors.

    - Reviews any non-audit fees paid to the independent auditors.

    The current members are Dr. Anido, Dr. Chambon and Mr. Penn. The Audit Committee met one time in 2000.

COMPENSATION COMMITTEE

    - Reviews performance and establishes compensation of Deltagen's executive officers.

    - Establishes the compensation of Deltagen's Board of Directors.

    - Administers Deltagen's stock and cash incentive plans.

    - Recommends the establishment of policies dealing with various employee compensation and employee benefit plans.

    The current members are Dr. Anido, Dr. Chambon, Mr. Penn and Mr. Perry. The Compensation Committee met two times in 2000.

                                STOCK OWNERSHIP

BENEFICIAL OWNERSHIP OF CERTAIN STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

    These tables show as of March 1, 2001: (1) the beneficial owners of more than 5% of the common stock and the number of shares they beneficially owned; and (2) the number of shares each director, each executive officer named in the Summary Compensation Table on page 10 and all directors and executive officers as a group beneficially owned. Except as noted, each person has sole voting and investment power over the shares shown in this table. Unless otherwise indicated, the address of each of the named individuals is c/o Deltagen, Inc., 1003 Hamilton Avenue, Menlo Park, California 94025. Ownership information is based upon information furnished by officers, directors and principal stockholders and Schedules 13D and 13G filed with the Securities and Exchange Commission. Information from Schedules 13D and 13G is as of December 31, 2000. To the Company's knowledge, the persons named in the tables have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and the information contained in the notes to these tables. The percentage of Common Stock Beneficially Owned is based on the 29,867,968 shares outstanding at December 31, 2000.

5% STOCKHOLDERS

                                                               NUMBER OF SHARES       COMMON STOCK
                                                               OF COMMON STOCK       PERCENTAGE OF
NAME AND ADDRESS OF BENEFICIAL OWNER                          BENEFICIALLY OWNED   BENEFICIALLY OWNED
------------------------------------                          ------------------   ------------------
Entities affiliated with Credit Suisse First Boston(1)......        6,820,660             22.8%
  11 Madison Avenue
  New York, NY 10010
Stipa Investments, L.P.(2)..................................        6,182,191             20.7
  2420 Sand Hill Road
  Suite 100
  Menlo Park, CA 94025
Entities affiliated with Boston Millennia Partners(3).......        2,807,204              9.4
  Rowes Wharf
  Boston, MA 02110
Entities affiliated with Dresdner RCM Global Investors              2,987,300             10.0
  LLC(4)....................................................
  Four Embarcadero Center
  San Francisco, CA 94111
William Matthews, Ph.D......................................        2,005,177              6.7
Mark W. Moore, Ph.D.........................................        1,545,688              5.2

------------------------

(1) The following information is based on Schedule 13G filed February 14, 2001. Credit Suisse First Boston reported shared voting and dispositive power over these shares. Philippe Chambon, M.D., Ph.D. is a General Partner of The Sprout Group, a venture capital affiliate of Credit Suisse First Boston Corporation, and is a member of our board of directors. Dr. Chambon disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest in these shares. Excludes a three-year warrant to purchase 457,143 shares common stock at a price of $3.13 per share that will be granted in connection with a consulting agreement with Institute Genetique Biologie Moleculaire et Cellulaire, a scientific foundation, that is under the direction of Professor Pierre Chambon, who is the father of Philippe Chambon, M.D., Ph.D.

(2) F. Noel Perry, a member of our board of directors, is a managing director of Baccharis Capital, Inc., which is the general partner of Stipa Investments, L.P. Mr. Perry is the sole natural person exercising voting and/or investment power with respect to the shares held by Stipa

    Investments, L.P., but disclaims beneficial ownership of the shares held by such entity except to the extent of his pecuniary interest in these shares.

(3) The following information is based on Schedule 13G dated February 14, 2001. Includes 2,478,395 shares held by Boston Millennia Partners II Limited Partnership,100,882 shares held by Boston Millennia Partners II-A Limited Partnership, 196,688 shares held by Boston Millennia Partners GmbH & Co. KG, 28,072 shares held by Boston Millennia Associates II Partnership and 3,167 shares held by Strategic Advisors Fund Limited Partnership. The following natural persons exercise voting and/or investment power with respect to the shares held by these entities: A. Dana Callow, Jr.; Robert S. Sherman; and Martin J. Hernon. Thomas A. Penn was formerly a partner of Boston Millennia Partners, which is the sponsor of each of these investment funds, and is a member of the Company's board of directors. Mr. Penn disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest in these shares.

(4) The following information is based on Schedule 13G filed February 7, 2001. Dresdner RCM Global Investors US Holdings LLC reports sole voting power for 2,687,800 shares, sole dispositive power for 2,856,000 shares and shared dispositive power of 131,300 shares.

EXECUTIVE OFFICERS AND DIRECTORS

                                                              NUMBER OF SHARES
                                                              OF COMMON STOCK      PERCENTAGE OF
                                                                BENEFICIALLY        COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNED(1)       BENEFICIALLY OWNED
------------------------------------                          ----------------   ------------------
Vicente Anido, Jr., Ph.D.(2)................................         40,300                *%
  1621 Bayside Drive
  Corona Del Mar, CA 92625
Philippe O. Chambon, M.D., Ph.D.(3).........................      6,820,660             22.8
  c/o The Sprout Group
  3000 Sand Hill Road
  Building 3, Suite 170
  Menlo Park, CA 94025
Thomas A. Penn(4)...........................................          6,112                *
  c/o Meridian Venture Partners
  259 Radnor-Chester Road
  Radnor, PA 19087
F. Noel Perry(5)............................................      6,182,191             20.7
  c/o Baccharis Capital Inc.
  2420 Sand Hill Road
  Suite 100
  Menlo Park, CA 94025
William A. Scott, Ph.D.(6)..................................         22,857                *
  1021 Creamery Road
  Newatown, PA 18940
Nicholas J. Simon III (7)...................................         89,065                *
  c/o Collabra Pharma
  601 Gateway Blvd., Suite 460
  South San Francisco, CA 94080

                                                              NUMBER OF SHARES
                                                              OF COMMON STOCK      PERCENTAGE OF
                                                                BENEFICIALLY        COMMON STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                              OWNED(1)       BENEFICIALLY OWNED
------------------------------------                          ----------------   ------------------
William Matthews, Ph.D.(8)..................................      2,005,177              6.7
Mark W. Moore, Ph.D.(9).....................................      1,545,688              5.2
Augustine G. Yee(10)........................................        355,713              1.2
Lars Barfod(11).............................................        250,000                *
John E. Burke(12)...........................................        216,428                *
All directors and executive officers as a group                  18,961,082             63.5%
  (17 persons)(13)..........................................

------------------------

*   Less than 1% of the outstanding shares of common stock.

(1) Includes, where indicated, shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001. These options, granted under the 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan, were immediately exercisable for shares subject to repurchase upon termination of employment. The right to repurchase terminates, and the shares for executive officers vest over four years. For William A. Scott, the right to repurchase terminates and shares vest monthly over three years.

(2) Includes 14,167 shares subject to repurchase as of March 1, 2001.

(3) Includes 6,820,660 shares held by entities affiliated with Credit Suisse First Boston. Dr. Chambon, M.D., Ph.D. is a General Partner of the Sprout Group and is a member of our board of directors. Dr. Chambon disclaims beneficial ownership of the shares held by these entities except to the extent of his pecuniary interest in these shares. Excludes a three-year warrant to purchase 457,143 shares of common stock at a price of $3.13 per share that will be granted in connection with a consulting agreement with Institute Genetique Biologie Moleculaire et Cellulaire, a scientific foundation, that is under the direction of Professor Pierre Chambon, who is the father of Philippe Chambon, M.D., Ph.D.

(4) Thomas A. Penn was formerly a partner of Boston Millennia Partners and is a member of our board of directors.

(5) Includes 6,182,191 shares held by Stipa Investments, L.P. F. Noel Perry, a member of our board of directors, is a managing director of Baccharis Capital, Inc., which is the general partner of Stipa Investments, L.P.
    Mr. Perry is the sole natural person exercising voting and/or investment power with respect to the shares held by Stipa Investments, L.P., but Mr. Perry disclaims beneficial ownership of the shares held by such entity except to the extent of his pecuniary interest in these shares.

(6) Includes 22,857 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001.

(7) Includes 19,049 shares subject to repurchase as of March 1, 2001.

(8) Includes 900,398 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001 and 342,856 shares subject to repurchase as of March 1, 2001.

(9) Includes 612,343 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001 and 171,427 shares subject to repurchase as of March 1, 2001.

(10) Includes 127,142 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001 and 123,811 shares subject to repurchase as of March 1, 2001.

(11) Includes 50,000 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001. Mr. Barfod resigned effective March 9, 2001. The Company repurchased 133,334 shares subject to repurchase and 50,000 options exercisable within 60 days of March 1, 2001 were forfeited.

(12) Includes 216,428 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001.

(13) Includes 2,953,452 shares issuable upon the exercise of options exercisable within 60 days of March 1, 2001, and 1,015,837 shares are subject to repurchase as of March 1, 2001.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under U.S. securities laws, directors, certain executive officers and persons holding more than 10% of Deltagen's common stock must report their initial ownership of the common stock and any changes in that ownership to the Securities and Exchange Commission. The Securities and Exchange Commission has designated specific due dates for these reports and Deltagen must identify in this Proxy Statement those persons who did not file these reports when due. Based solely on its review of copies of the reports filed with the Securities and Exchange Commission and written representations of its directors and executive officers, Deltagen believes all persons subject to reporting filed the required reports on time in fiscal year 2000 except (a) Richard Hawkins who filed two late reports, a Form 3 relating to his status as a reporting person and a Form 5 relating to one stock option grant and (b) Vicente Anido who filed one late report, a Form 3 relating to his purchase of 300 shares of Deltagen common stock.

           COMPENSATION OF DIRECTORS AND THE NAMED EXECUTIVE OFFICERS

COMPENSATION OF DIRECTORS

    Except as we otherwise describe below, we have not paid any cash compensation to members of our board of directors for their services as directors.

    We reimburse the directors for reasonable expenses in connection with board and committee meetings. Each director who is not a Deltagen employee--an "outside director"--currently receives an annual non-statutory stock option grant to purchase 5,714 shares of common stock. These options will vest over a one-year period. The first annual stock grants will be made following our Annual Meeting of Stockholders on April 26, 2001. A new "outside director" will receive an initial non-statutory stock option grant to purchase 22,857 shares of common stock. These options will vest over a three-year period. Directors who are Deltagen employees receive no compensation for their services as directors.

    The Board met 11 times in fiscal year 2000. Each director attended at least 75% of the total Board and applicable committee meetings.

                           SUMMARY COMPENSATION TABLE
    COMPENSATION OF THE NAMED EXECUTIVE OFFICERS--SUMMARY COMPENSATION TABLE

                                                                                LONG-TERM
                                                                               COMPENSATION
                                                                                  AWARDS
                                                               ANNUAL          ------------
                                                            COMPENSATION        SECURITIES
                                                         -------------------    UNDERLYING     ALL OTHER
                                                          SALARY     BONUS     OPTIONS/SARS   COMPENSATION
NAME AND PRINCIPAL POSITION                     YEAR       ($)       ($)(1)        (#)            ($)
---------------------------                   --------   --------   --------   ------------   ------------
William Matthews, Ph.D......................    2000     235,000     82,500       718,970
  Chief Executive Officer and President         1999     205,833     52,250
                                                1998     134,375     32,000       274,285

Mark W. Moore, Ph.D.........................    2000     225,000     56,250       359,484
  Chief Scientific Officer                      1999     205,833     42,000
                                                1998     134,375     32,000       274,285

Augustine G. Yee............................    2000     194,375     42,000        57,142              (2)
  Vice President of Corporate Development,      1999     124,631     13,125       228,571        78,444
  General Counsel and Secretary                 1998

Lars Barfod (3).............................    2000     211,677     42,000       200,000
  Vice President of Commercial Development      1999      43,077
                                                1998

John E. Burke...............................    2000     185,833     42,000       171,428
  Vice President of Intellectual Property       1999      12,676
                                                1998

------------------------

(1) Represents bonuses earned during the year and paid in the subsequent year.

(2) Represents amount provided for relocation expenses.

(3) Mr. Barfod resigned from the Company effective March 9, 2001.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table summarizes the stock options granted to each named executive officer during the fiscal year ended December 31, 2000.

                                                  INDIVIDUAL GRANTS
                                -----------------------------------------------------
                                             PERCENT OF TOTAL                           POTENTIAL REALIZABLE VALUE AT
                                NUMBER OF        OPTIONS                                ASSUMED ANNUAL RATES OF STOCK
                                SECURITIES      GRANTED TO                                  PRICE APPRECIATION FOR
                                UNDERLYING     EMPLOYEES IN                                     OPTION TERM(4)
                                 OPTIONS          FISCAL        EXERCISE   EXPIRATION   ------------------------------
NAME                            GRANTED(1)      YEAR 2000       PRICE(2)    DATE(3)         5%                10%
----                            ----------   ----------------   --------   ----------   -----------       ------------
William Matthews, Ph.D........   342,856           11.7%         $ 1.57      3/6/10     $7,838,861        $12,800,919
                                 376,114           12.8           12.60      7/7/10      4,450,715          9,894,106

Mark W. Moore, Ph.D...........   171,427            5.8            1.57      3/6/10      3,919,407          6,400,422
                                 188,057            6.4           12.60      7/7/10      2,225,357          4,947,053

Augustine G. Yee..............    57,142            1.9           12.60      7/7/10        676,185          1,503,185

Lars Barfod...................

John E. Burke.................

------------------------

(1) These incentive stock options were granted under the 1998 Stock Incentive Plan and are exercisable in full immediately, but the shares received upon exercise are subject to repurchase by the Company. The Company's right of repurchase lapses as to 25% of the shares covered by the respective options on the first anniversary of the date of grant, and lapses ratably on a monthly basis thereafter, with the repurchase right terminating in full on the fourth anniversary of the date of grant. Under the terms of the 1998 Stock Incentive Plan the board of directors retains the discretion, subject to specified limitations within the stock plan, to modify, extend or renew outstanding options and to reprice outstanding options. Options may be repriced by canceling outstanding options and reissuing new options with an exercise price equal to the fair market value on the date of reissue, which may be lower than the original exercise price of such canceled options.

(2) The options were granted at an exercise price equal to the fair market value of the underlying common stock on the date of grant, as determined in good faith by the board of directors, and the options vest over four years from the date of grant.

(3) The options have a term of ten years, subject to earlier termination in certain events related to termination of employment.

(4) The dollar amounts under these columns represent the potential realizable value of each grant over the term of the options based on assumed rates of stock appreciation of 5% and 10%, compounded annually. The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's our estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our stock.

    The potential realizable values above assume that the initial public offering price of $15.00 per share was the fair market value of the common stock on the date of grant and that the price of the applicable stock increases from the date of grant until the end of the ten year option term at the annual rates specified. There is no assurance provided to any holder of the Company's securities that the actual stock price appreciation over the ten year option term will be the assumed 5% and 10% levels or any other defined level.

         AGGREGATED CORRESPONDING OPTION EXERCISES IN LAST FISCAL YEAR
                     AND OPTION VALUES AT DECEMBER 31, 2000

    The following table provides information concerning options exercised during 2000 and options held by the named executive officers at December 31, 2000.

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                                     OPTIONS AT               THE-MONEY OPTIONS AT
                                      SHARES       VALUE          DECEMBER 31, 2000           DECEMBER 31, 2000(2)
                                   ACQUIRED ON    REALIZED   ---------------------------   ---------------------------
NAME                               EXERCISE (#)    ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                               ------------   --------   -----------   -------------   -----------   -------------
William Matthews, Ph.D (3).......     342,856                   650,398                    $2,778,864          $
Mark W. Moore, Ph.D (4)..........     171,427                   462,343                     2,778,864
Augustine G. Yee (5).............     228,571     288,000        57,142
Lars Barfod (6)..................     200,000     252,000
John E. Burke....................                               171,428                     1,736,788

------------------------

(1) The shares were exercised prior to the Company's initial public offering and the shares were held by each individual at December 31, 2000. In addition, the shares exercised were subject to repurchase by the Company as indicated in the following footnotes. The value realized was computed based on the shares acquired on exercise and the difference between the fair market value at the date of exercise and the exercise price.

(2) The value of unexercised in-the-money options held at December 31, 2000 represents the total gain which an option holder would realize if he exercised all of the in-the-money options held at December 31, 2000, and is determined by multiplying the number of shares of common stock underlying the options by the difference between the closing stock price of $10.4375 per share on the last day of trading in 2000 and the per share option exercise price. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise of the option.

(3) Shares acquired on exercise include 342,856 shares subject to repurchase at December 31, 2000.

(4) Shares acquired on exercise include 171,427 shares subject to repurchase at December 31, 2000.

(5) Shares acquired on exercise include 133,333 shares subject to repurchase at December 31, 2000.

(6) Shares acquired on exercise include 141,667 shares subject to repurchase at December 31, 2000.

                             EMPLOYMENT AGREEMENTS

    Dr. Matthews is party to an employment agreement dated April 7, 2000. The agreement will expire on April 7, 2003 but will automatically renew for additional one-year terms after that date unless either we or Dr. Matthews give notice to not renew the agreement at least ninety days prior to the expiration of the then existing term. The agreement provides for an initial annual salary of $235,000 and accelerated vesting of all of Dr. Matthews' options in the event of a change in control of our company. In addition, Dr. Matthews is entitled to an annual bonus to be determined by the board of directors. In the event that Dr. Matthews is terminated without cause, he will be entitled to receive severance equal to nine months of his base salary.

    Dr. Moore is party to an employment agreement dated April 8, 2000. The agreement will expire on April 8, 2003 but will automatically renew for additional one-year terms after that date unless either we or Dr. Moore give notice to not renew the agreement at least ninety days prior to the expiration of the then existing term. The agreement provides for an initial annual salary of $225,000 and accelerated vesting of all of Dr. Moore's options in the event of a change in control of our company. In addition, Dr. Moore is entitled to an annual bonus to be determined by the board of directors. In the event that

Dr. Moore is terminated without cause, he will be entitled to receive severance equal to six months of his base salary.

    Mr. Yee is party to an employment agreement dated April 7, 2000. The agreement will expire on April 7, 2003 but will automatically renew for additional one-year terms after that date unless either we or Mr. Yee give notice to not renew the agreement at least ninety days prior to the expiration of the then existing term. The agreement provides for an initial annual salary of $175,000 and accelerated vesting of a portion of Mr. Yee's options in the event of a change in control of our company, unless more than 50% of his options have already vested. In addition, Mr. Yee is entitled to an annual bonus to be determined by the board of directors. In the event that Mr. Yee is terminated without cause, he will be entitled to receive severance equal to six months of his base salary.

    Mr. Barfod resigned from the Company effective March 9, 2001. He had been party to an employment agreement dated April 7, 2000. The agreement provided for an initial annual salary of $210,000 and an annual bonus to be determined by the board of directors. Upon his resignation, the Company repurchased the 133,334 shares of stock held by Mr. Barfod that were subject to a repurchase right.

    Mr. Burke is party to an employment agreement dated April 7, 2000. The agreement will expire on April 7, 2003 but will automatically renew for additional one-year terms after that date unless either we or Mr. Burke give notice to not renew the agreement at least ninety days prior to the expiration of the then existing term. The agreement provides for an initial annual salary of $175,000 and accelerated vesting of a portion of Mr. Burke's options in the event of a change in control of our company, unless more than 50% of his options have already vested. In addition, Mr. Burke is entitled to an annual bonus to be determined by the board of directors. In the event that Mr. Burke is terminated without cause, he will be entitled to receive severance equal to six months of his base salary.

                              CERTAIN TRANSACTIONS

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee currently consists of Dr. Anido, Dr. Chambon,
Mr. Penn and Mr. Perry. No member of the Compensation Committee was an officer or employee of the Company or any of its subsidiaries during fiscal year 2000 nor was formally an officer of the Company or any of its Subsidiaries. None of the executive officers of the Company has served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

MANAGEMENT INDEBTEDNESS

    In March 2000, the Company issued 342,856 and 171,427 shares of common stock to Dr. Matthews and Dr. Moore, respectively, in exchange for full recourse promissory notes of $536,700 and $268,350, respectively. The promissory notes are collateralized by the common stock and accrue interest at 6.8% per annum. The principal and all accrued and unpaid interest are due and payable in March 2004, or upon the termination of employment.

INDEMNIFICATION AGREEMENTS

    Our restated certificate of incorporation and bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers.

                         COMPENSATION COMMITTEE REPORT

    The Compensation Committee of the Board--the Committee--determines the compensation of executive officers. It has provided you with this report to help you to understand the goals, policies and procedures it follows in making its determinations.

    The Board established the present Committee, which consists of the 4 outside directors whose names appear at the end of this report, on April 9, 2000 in contemplation of the initial public offering.

    In establishing and administering compensation policies and programs after the initial public offering, the Committee considered the compensation policies and arrangements established by Deltagen before the initial public offering, including the levels of individual compensation, and commitments made by Deltagen and the Board before the initial public offering as well as factors relevant to Deltagen after the initial public offering.

    The Committee's executive compensation philosophy has been and continues to be that compensation programs should:

    - be closely aligned with the interest of the stockholders;

    - be linked with business goals and strategies;

    - be competitive within our industry and community so that we can attract and retain high quality executives;

    - base a substantial portion of executive officer compensation on our operating performance measured against pre-determined objectives; and

    - reward executive officers for good performance.

    Compensation of executive officers, including the Chief Executive Officer, is comprised of four elements--base salary, annual bonuses, stock ownership and other compensation.

BASE SALARIES

    Base salary is designed primarily to provide compensation at competitive levels so as to attract and retain the executive.

ANNUAL INCENTIVE AWARDS

    We also have created annual incentives for executive officers through potential cash awards under an incentive plan intended to link compensation to operational performance.

STOCK OPTIONS

    We believe that executive officers and other employees who are in a position to make a substantial contribution to our long-term success and to build stockholder value, should have a significant stake in our on-going success. As a result, we have granted incentive stock options and non-qualified stock options under incentive stock plans in order to retain talented executive officers and to align their compensation with stockholder value. Because the stock options have an exercise price equal to the market price of our stock on the grant date and generally vest in equal installments over four years assuming continued employment, stock options compensate executive officers only if the stock price increases after the date of grant and the executive officer remains employed for the periods required for the stock option to become exercisable.

OTHER COMPENSATION

    To attract and retain talented executive officers, the Committee also has approved arrangements giving executive officers certain perquisites, such as disability insurance.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

    Section 162(m) of the Internal Revenue Code generally provides that publicly held corporations may not deduct in any taxable year certain compensation in excess of $1,000,000 paid to the chief executive officer and the next four most highly compensated executive officers. However, the Committee considers one of its primary responsibilities to be structuring a compensation program that will attract, retain and reward executive talent necessary to maximize stockholder return. Accordingly, the Committee believes that the Company's interests are best served in some circumstances by providing compensation (such as salary, perquisites and special cash bonuses) which might be subject to the tax deductibility limitation of Section 162(m).

BASES FOR CEO COMPENSATION

    The Committee followed generally the same policies and programs described above for compensation of executive officers in determining fiscal year 2000 compensation for Dr. Matthews as President and Chief Executive Officer.

    Respectively submitted,

                                                              VICENTE ANIDO, JR.
                                                             PHILIPPE O. CHAMBON
                                                                  THOMAS A. PENN
                                                                   F. NOEL PERRY

                             AUDIT COMMITTEE REPORT

    Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

    With respect to fiscal 2000, the Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61. The Audit Committee received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard
No. 1, and has discussed with the independent auditors the auditors' independence.

    Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

    During fiscal 2000, the Board of Directors adopted the written Audit Committee Charter, as presented in Appendix A, in accordance with the Securities and Exchange Commission Regulation 4460(d)(1).

    Respectfully submitted,

                                                              VICENTE ANIDO, JR.
                                                             PHILIPPE O. CHAMBON
                                                                  THOMAS A. PENN

                              AUDITOR INDEPENDENCE

AUDIT FEES

    Fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q during the fiscal year ended
December 31, 2000 are $101,212 of which an aggregate amount of $21,212 has been billed through December 31, 2000.

    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the audit of the Company's annual financial statements for the fiscal year ended December 31, 1999 were $50,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

    No information technology services were provided by PricewaterhouseCoopers LLP for the fiscal year ended December 31, 2000.

ALL OTHER FEES

    The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLP for the review of the Company's initial public offering were $389,813. No other services were provided by PricewaterhouseCoopers LLP, other than the services covered in "Audit Fees" above, for the fiscal year ended December 31, 2000. The Audit Committee of the Board has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                    PERFORMANCE MEASUREMENT COMPARISONS (1)

    The graph below compares total stockholder returns of Deltagen common stock with the cumulative total stockholder return of the Nasdaq Composite Index and the Nasdaq Biotechnology Index. The Nasdaq Composite Index tracks the aggregate price performance of equity securities of companies traded on the Nasdaq. The Nasdaq Biotechnology Index tracks approximately 75 stocks in the biotechnology sector. All values assume an initial investment of $100 and the reinvestment of the full amount of all dividends and are calculated monthly through December 31, 2000. The graph begins on August 3, 2000, the date Deltagen common stock began trading on the Nasdaq National Market.

    The stockholder return shown on the graph below is not necessarily indicative of future performance and the Company will not make or endorse any predictions as to future stockholder returns.

                COMPARISON OF FIVE-MONTH CUMULATIVE TOTAL RETURN
             AMONG DELTAGEN, INC., NASDAQ AND NASDAQ BIOTECHNOLOGY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                            8/3/00  8/1/00  9/1/00  10/1/00  11/1/00  12/1/00
DELTAGEN, INC.              100.00  192.50  206.25   105.83    80.00    69.59
NASDAQ STOCK MARKET (U.S.)  100.00  111.96   97.42    89.38    68.91    65.28
NASDAQ BIOTECHNOLOGY        100.00  112.59  108.64    99.81    86.64    89.58

------------------------

(1) This Section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

     DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

    Proposals of stockholders intended to be included in the Company's proxy statement for the 2002 Annual Meeting of Stockholders must be received by Augustine G. Yee, Vice President and General Counsel, no later than
November 23, 2001. If the Company is not notified of a stockholder proposal by February 4, 2002, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

                                 ANNUAL REPORT

    A copy of the Annual Report of the Company for the fiscal year ended December 31, 2000 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting.

    The Company will file an Annual Report on Form 10-K with the SEC on or before April 2, 2001. Stockholders may obtain a copy of this report, without charge, by writing to Augustine G. Yee, Vice President and General Counsel, Deltagen, Inc., 1003 Hamilton Avenue, Menlo Park, California 94025.

                                 OTHER MATTERS

    The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

                                          By Order of the Board of Directors,
                                          /s/ AUGUSTINE G. YEE
                                          Augustine G. Yee
                                          Vice President, General Counsel and
                                          Secretary

March 23, 2001
Menlo Park, California

                                   APPENDIX A
                            AUDIT COMMITTEE CHARTER
                            (Adopted April 9, 2000)

    The Audit Committee shall be established by the Board of Directors to assist the Board in monitoring the integrity of the Company's financial statements, the compliance by the Company with legal and regulatory requirements and the independence and performance of the Company's internal and external auditors.

    The Audit Committee shall consist of at least three members of the Board, each of whom shall meet the independence and experience requirements of applicable laws and regulations. The members of the Audit Committee shall be appointed by the Board.

    The Audit Committee shall make regular reports to the Board.

    The Audit Committee shall:

    - Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

    - Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

    - Review with management and the independent auditor the Company's quarterly financial statements prior to their release.

    - Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

    - Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

    - Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

    - Approve the fees to be paid to the independent auditor.

    - Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

    - Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

    - Review the appointment and replacement of the senior internal auditing executive.

    - Review the significant reports to management prepared by the internal auditing staff and management's responses.

    - Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

    - Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

    - Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

    - Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

    - Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's responses to that letter. Such review should include:

       -- Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

       -- Any changes required in the planned scope of the internal audit.

       -- The internal audit department responsibilities, budget and staffing.

    - Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

    - Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

    - Review with the Company's management legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

    - Meet at least annually with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

    The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultant to, the Committee.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

    The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any propose changes to the Board.

                                      PROXY

                                 DELTAGEN, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS, APRIL 26, 2001

                  (SEE PROXY STATEMENT FOR DISCUSSION OF ITEMS)


     The undersigned hereby appoints William Matthews, Richard Hawkins, and Augustine Yee as proxies, with power of substitition, to vote all shares of Deltagen, Inc. Common Stock which the undersigned is entitled to vote on all matters which may properly come before the 2001 Annual Meeting of Stockholders of Deltagen, Inc., or any adjournment thereof.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE



     X    PLEASE MARK VOTES AS IN THIS EXAMPLE.
    ---


     THE BOARD OF DIRECTORS PROPOSES AND RECOMMENDS A VOTE FOR ITEM 1.


1. Election of two directors to serve for the ensuing three years until their successors are duly elected and qualified or until earlier death or resignation.

     NOMINEES: (01) F. Noel Perry and (02) Nicholas J. Simon, III.

     FOR THE NOMINEES _____         _____ WITHHELD FROM THE NOMINEES


     _____    ____________________________________________
              For all nominees except as noted above


     THE SHARES REPRESENTED BY THIS PROXY CARD WILL BE VOTED AS SPECIFIED ABOVE, BUT IF NO SPECIFICATION IS MADE THEY WILL BE VOTED FOR ITEM 1 AND AT THE DISCRETION OF THE PROXIES ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.


     MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT _____

     MARK HERE IF YOU PLAN TO ATTEND THE MEETING _____

     NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, give full name and title as such.

     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.


Signature:_________________ Date:______ Signature:________________ Date:________